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                                  Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


      We consent to the incorporation by reference in this registration statement on Form S-8 of SunGard Data System Inc. of our reports dated February 8, 1995 on our audits of the consolidated financial statements and consolidated financial statement schedules of SunGard Data Systems Inc. and subsidiaries.



                                   COOPERS & LYBRAND L.L.P.


 2400 Eleven Penn Center
 Philadelphia, Pennsylvania
 April 4, 1995